UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025 (May 15, 2025)

TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Tractor Supply Company (the “Company”) was held on May 15, 2025. At the Annual Meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the Annual Meeting, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2025; voted, on a non-binding, advisory basis, in favor of the compensation of the named executive officers of the Company; and voted in favor of the amendment to the Company's Restated Certificate of Incorporation, to provide for the exculpation of officers as permitted by Delaware law and to make certain conforming changes.

The voting results of the director elections, ratification of the appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers, and approval of the amendment to the Company's Restated Certificate of Incorporation, which were described in more detail in the definitive proxy statement relating to the Annual Meeting that the Company filed with the Securities and Exchange Commission on March 27 2025, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Joy Brown	430,557,379	3,833,483	719,823	56,479,344
André Hawaux	430,524,813	4,049,102	536,770	56,479,344
Edna K. Morris	418,375,512	11,663,173	5,072,000	56,479,344
Ricardo Cardenas	430,414,579	4,189,359	506,747	56,479,344
Denise L. Jackson	411,474,242	23,111,741	524,701	56,479,344
Mark J. Weikel	406,294,410	28,309,687	506,589	56,479,344
Meg Ham	430,610,631	3,796,172	703,882	56,479,344
Ramkumar Krishnan	432,926,492	1,654,865	529,328	56,479,344
Harry A. Lawton III	433,666,325	937,537	506,824	56,479,344

(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2025 was approved by the following tabulation:

For	Against	Abstain
468,831,504	22,087,870	670,656

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
403,186,233	30,221,820	1,702,633	56,479,344

(4) The amendment to the Company's Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law and to make certain conforming changes was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
385,488,150	48,664,630	957,905	56,479,344

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 16, 2025	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer